Wedbush 2012 Clear Technology & Industrial Growth Conference September 12, 2012 Exhibit 99.1

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

•
Design, Manufacture, & Service Highly Engineered Technologies
•
A True Water Pure Play
•
Diverse End Market & Geographic Mix
•
Leading Brands & Application Expertise
•
Resilient Portfolio & Large Installed Base
•
Unrivaled Global Reach … Serving 150+ Countries
Global Leader in Water
Application Solutions

$3.8B Company Uniquely Positioned in the Attractive Water Industry
$3.8B Company Uniquely Positioned in the Attractive Water Industry

Water
Infrastructure
Equipment
& Services
End
Users
Uniquely Positioned …

…
…
Global Leader in Attractive Water Industry
Global Leader in Attractive Water Industry
$500B
Global Water
Industry
Growth Drivers
• Depleting Water Supply
• Tightening Regulation
• Aging Infrastructure
• Population Growth
• Urbanization
• Sustainability
• Energy Efficiency
Technology Intensive $30B
• Highly Engineered
• Premium Value
• High Performance
• Knowledge-Based Services
• Differentiated Solutions
• Higher Profitability

FLYGT WEDECO godwin YSI

WTW AADI SANITAIRE LEOPOLD

Bell & Gossett GOULDS WATER TECHNOLOGY LOWARA

FLOJET JABSCO AC FIRE PUMP

xylem Let's Solve Water

Segment Overview
Market Size: $16B
2011 Revenues:  $2.4B
2011 Op Margin*: 14.9%
Water
Infrastructure
63%
Unique Position - Only Provider of All Three “T’s”
Water Infrastructure Overview Water Infrastructure Overview
Applied Water
37%
Market Size: $14B
2011 Revenues:  $1.4B
2011 Op Margin*: 12.0%
Customers
Residential & Commercial,
Industrial Facilities, Agriculture
Large Installed Base
Growth Despite Slow New Construction
Applied Water Overview Applied Water Overview
Customers
Public Utilities
Industrial Facilities
Distribution
World-Class Global Direct
(~70%) & Indirect Channels
Note: (1) Global market share based on company estimates.
Distribution
Primarily through World-Class
Indirect (+70%) Channels

*Excluding separation costs of $16M
*Excluding separation costs of $13M
Revenue by Application
Market
Share
(1)
Transport 73% #1
Treatment 18% #1
Test 9% #2
Revenue by Application
Market
Share
(1)
Bldg. Services 53% #2
Industrial Water 18% #2
Irrigation 9% #3

Diversified Geographic Market Mix

Europe 37%
U.S. 36%
Asia Pac 11%
Other 16%
Geographical Mix* Geographical Mix*
*2011 Revenues
…
…
With Large Installed Base & Growing Emerging Market Exposure
With Large Installed Base & Growing Emerging Market Exposure
Region Highlights
Europe • Large Installed Base
• 2011 Flat Organically
• 1H’12 Down 1%
• So. Europe ~8% Tot Revenue
U.S. • Large Installed Base
• 2011 Up Low Single Digits
• 1H’12 Up Low Single Digits
Emerging
Markets
• Evenly Spread Across Latin
America, Middle East & Africa,
Eastern Europe, Asia Pac
Emerging Markets Emerging Markets
• BRIC & ROW Focused Growth Strategy
• 40+ Sales Units Spread Globally
• 2 Localized R&D Centers
• 14 Production Facilities
• ’09 -’11 Revenue CAGR +20%
• Proj.Long-Term Revenue Growth 8-10+%
Xylem Xylem
Emerging Emerging
Market Revenue Market Revenue
~19% in 2011 ~19% in 2011

Agriculture Agriculture Residential Residential Commercial Commercial Public Utility Public Utility
Diversified End Market Mix

…
…
With Strong Long Term Fundamentals & Growth Drivers
With Strong Long Term Fundamentals & Growth Drivers
Industrial Industrial
% of XYL Revenue 40% 36% 13% 9% 3%
Cycle
• Late/Less
Cyclical
• Non-Cyclical • Late Cycle • Early Cycle • Mid Cycle
Fundamentals • Operation Critical • Growing Tariffs • Green Regulation • Energy Efficiency • Growing Demand
• Aftermarket &
Replacement
• Aftermarket &
Replacement
• Strong
Replacement
• Strong
Replacement
XYL ‘12
Organic Growth
• Up Low to Mid
Single Digit
• Flat to Up Low
Single Digit
• Up Low Single
Digit
• Up Low Single
Digit
• Down Low Single
Digit to Flat
Depleting Water
Supply
Tightening
Regulation
Aging
Infrastructure
Population
Growth
Urbanization
Sustainability
Energy
Efficiency
LT Growth Drivers

FLYGT LEOPOLD WEDECO SANITAIRE WTW AADI

xylem
Let's Solve Water

Public Utility & Industrial
Transport & Treatment

Application Technologies
•
Waste Water Transport
•
Filtration
•
Biological Treatment
•
UV & Ozone Disinfection
Application
Application
Technologies
Technologies
•
•
Waste Water Transport
Waste Water Transport
•
•
Filtration
Filtration
•
•
Biological Treatment
Biological Treatment
•
•
UV & Ozone Disinfection
UV & Ozone Disinfection

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

• 36% of Xylem Revenues related
to Public Utility spending – in 2011:
• ~$1B for Maintenance Activities
• Public Utility spending grows
long term
• U.S.:  ~6% CAGR 1965 – 2011
• Europe similar to U.S.
• Asia Pacific growing faster
• Funding of expenditures secure
• ~80% funded by tariffs
• Tariffs growing 8%/yr in U.S.
• European Tariffs typically higher
than U.S.
• Funds typically can not be used for
other purposes
Strong Long-term Fundamentals…Xylem Provides Mission Critical Solutions
Source: U.S. Census Bureau
The Public Utility End Market
• ~6% CAGR 1965 – 2011
• Only 3 years (‘69, ’83 and ‘11) saw >10% drop
• 10% drop reduces Total XYL Revs. by ~(1-2) ppts
U.S. Water and Sewer Construction Spending - $M

WTW
SI Analytics
ROYCE TECHNOLOGIES
AADI
Global Water
ebro
OI Analytical

xylem
Let's Solve Water

Test Applications

Analytical Instrumentation Analytical Instrumentation
Diverse Applications Diverse Applications
Environmental Environmental
Water & Waste Water Water & Waste Water
Food & Beverage Food & Beverage
Chemical Chemical
Pharmaceutical Pharmaceutical
Ocean/Coastal Ocean/Coastal

Heating
Cooling
Pressure Boosting
Waste Water Removal

11

Dewatering Applications Dewatering Applications
Industrial Water Applications Industrial Water Applications
Dewatering and Industrial
Water Applications
• Mining
• Oil, Gas & Chemical
• Water & Waste Water
• Marine
• Mining
• Oil, Gas & Chemical
• Water & Waste Water
• Marine
Diverse Applications
• Construction
• Disaster Recovery
• Environmental
• Heavy Industry

Bell & Gossett

GOULDS WATER TECHNOLOGY

LOWARA

AC FIRE PUMP

xylem

Let's Solve Water

Commercial & Residential

Customers
• Developers
• Building Operators
• Building Designers
• HVAC Specialists
• Contractors
• Plumbers
HVAC  - Heating
Pressure boosters
Fire protection
HVAC  - Cooling
Wastewater
Zone Control

Resilient Portfolio & Increasing Profitability
…
…
Proven Track Record, Continued Focus
Proven Track Record, Continued Focus

• Resilient Portfolio … Despite Challenging End Market Conditions
• Management Discipline …Proactive Actions (~$100M of Restructuring & Realignment ‘08-’12)
• Operational Excellence … Driving Productivity Initiatives
• Continued Investment Driving Growth in Core Business
• Key Acquisitions … Transitioning Portfolio to Higher Profitability Levels
Revenue Up ~$510M … +15%
Op Income Up ~$165M … ~46%
Incremental Margin ~32%
(2012E At Mid-Point Guidance)
Incl. Stand-
Alone Costs
12.7%     13.0%
$M, unless otherwise indicated
Expansion +290 Bps On Comp Basis
Revenue
Operating Margin *
2008 2009 2010 2011 2012E
10.8% 10.8%
12.6%
12.8%
13.7%
2008 2009 2010 2011 2012E
3,291
2,849
3,202
3,803
~3.8B
* Excludes the impact of restructuring and stand alone costs for all periods. See Appendix for Non-GAAP Reconciliations

Gross Margin Improvement Funds Future Growth
Xylem Continues to Invest While Increasing Profitability
Xylem Continues to Invest While Increasing Profitability

• Operational and Commercial Excellence
• Growth in Higher Margin Analytics and Dewatering applications
• Xylem’s Water Infrastructure Direct Sales Force a Key Competitive Advantage
2008 2009 2010 2011
34.7%
36.4%
37.9%
38.4%
Gross Margin
2008 2009 2010 2011
1.9%
2.2%
2.3%
2.6%
R&D
2008 2009 2010 2011
21.9%
23.4%
23.0% 23.1%
SG&A

Highly Attractive Recurring Revenue Profile
• 15% of Xylem revenue
• Strong global presence
• 120+ owned service centers
• 600+ service employees
• Extensive channel partner network
• 9% Revenue CAGR ‘06-’11 despite
economic downturn
• Approximately 22% of Xylem revenue
• Installed base drives replacement sales
• Brand loyalty drives like-for-like
replacement
• Installed base provides opportunity for
upgrades, next generation and services
$M
Aftermarket Parts & Services Revenues
Note: (1) Based on company estimates.
Aftermarket Provides Stability and Drives Strong Profitable Growth
Replacement Equipment (1)
2006 2007 2008 2009 2010 2011
$370
$382
$396
$433
$512
$570
• ~11% revenue growth 2010-2011

Focused on Free Cash Flow

1
Free Cash Flow = Net cash from operating activities - Capital expenditures
Strong
Strong
Free
Free
Cash
Cash
Flow
Flow
&
&
Solid
Solid
Balance
Balance
Sheet
Sheet
to
to
Fund
Fund
Growth
Growth
Initiatives
Initiatives
Capital Structure & Liquidity Position Capital Structure & Liquidity Position
June 30, 2012
Cash 358
Debt 1,206
Net Debt 848
Shareholders’ Equity 1,948
Net Capital 2,796
Net Debt to Net Capital 30%
• Strong Cash Flow Conversion
• Balance Sheet Flexibility
• No Significant Debt Maturities Until 2016
• 30% Net Debt to Net Capital
• 1.3x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
* See non-GAAP reconciliations.
$341
$308
$301
$388
152%
117%
91%
111%
2008 2009 2010 2011
Free Cash Flow Free Cash Flow
1* 1*
and Conversion ($M) and Conversion ($M)

Disciplined Capital Deployment

• 2.5% – 3.5% of sales • ~$0.10/share
• In-line with peers
• Up to $300M / year
Capital Deployment Strategy
• Balance of organic & inorganic investment
• Return value to shareholders
• Maintain solid investment grade metrics
• Debt & pension
Organic Growth
World Class Facilities
Cash Return to
Shareholders
Cash to Meet Key
Obligations
Inorganic Investment
to Fuel Growth
Capital Deployment Evaluation
• Fold targeted performance into Operating plans
• Quarterly / Annual investment review
• Ensure targeted returns achieved
Focused on Long Term Shareholder Return
Focused on Long Term Shareholder Return
Capex
Return to
Shareholders
Financial
Obligations
Acquisition
Strategy
Cash from
Operations

Xylem Has a Focused Growth Strategy
• Replicate leadership positions
• Strong aftermarket opportunities
• Innovative application solutions
Organic & Inorganic Growth Expertise
Organic & Inorganic Growth Expertise
• Established footprint
• Localized innovation centers
• Focused BRIC & ROW Strategy
• Disciplined approach
• History of successful integration
• Bolt-on, niche go-forward strategy

$4.5B - $5.0B
(1) Revenue growth rates based on 2011
revenue of $3,803
$M, unless otherwise indicated
Organic Growth
Emerging Markets
Acquisition Strategy
~8% CAGR
2010 2011 2012E 2015E
3,202
3,803
~3.8B
Long Term Growth Rates
(1)
• Organic 4 - 6%
• M&A 1 - 2%
Market Growth Rates
• Developed 1 - 3%
• Emerging 8 - 10+%
• Global 3 - 5%

Financial Projections

• Market growth of 3-5%...4-6% Xylem targeted growth
• Acquisition strategy adds 1-2 % points of growth
• Emerging markets > 20% of revenues
Xylem is Poised to Achieve its Long-Term Financial Objectives
Xylem is Poised to Achieve its Long-Term Financial Objectives
• Operational & Commercial excellence expand segment margins 50-75 bps per year
– Gross margin > 40%
• Continued cash management discipline to achieve cash conversion of ~100%
• Capital deployment strategy to drive ROIC
2012 FY Guidance
As of August 2, 2012
2015
Target
Revenues ~$3.8B $4.5B to $5.0B
Operating Margin* 12.7% to 13.3% 14.5% to 15.5%
Free Cash Flow Conversion 95% 100%
Normalized EPS Growth* +4% to +10%
* See non-GAAP reconciliations.
Long-Term Targets

Investment
Highlights

•
$3.8B Company Uniquely Positioned in the Attractive Water Industry
•
Resilient Portfolio & Proven Track Record of Increasing Profitability
•
Leading Brands & World-Class Distribution Channels
•
Diversified End & Geographic Markets Mix
•
Attractive Growth Opportunities & Large Installed Base
•
Solid Cash Flow Generation & Disciplined Capital Deployment Strategy
Ability to Deliver Strong & Consistent Financial Performance
Ability to Deliver Strong & Consistent Financial Performance

NYSE: XYL
Phil De Sousa, Investor Relations Officer
(914) 323-5930
Janice Tedesco, Investor Relations Coordinator
(914) 323-5931
http://investors.xyleminc.com
Thank you for your interest !
Thank you for your interest !

Appendix

Non-GAAP Measures

Xylem Inc. Non-GAAP Measures
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
“Organic revenue" and "Organic orders”
transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
“Constant currency”
rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
“EBITDA”
adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation.
“Operating Income * ”, "Adjusted Operating Income" and “Adjusted EPS”
restructuring and realignment and one-time separation costs associated with the Xylem spin-off from ITT Corporation and tax-related special items.
“Normalized EPS”
stand alone costs in the prior comparable period.
“Free Cash Flow”
other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations, intercompany defined as financial results adjusted for currency by translating current period and prior period activity using the same currency conversion defined as earnings before interest, taxes, depreciation, amortization expense, and share-based compensation. “Adjusted EBITDA” reflects the defined as operating income and earnings per share, adjusted to exclude defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense and defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as adjustments for

Non-GAAP Reconciliation: Organic Revenue

(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A
Change % Change Change % Change
Revenue Revenue 2011 v. 2010 2011 v. 2010 FX Contribution Eliminations Adj. 2011 v. 2010 Adj. 2011 v. 2010
2011 2010
Year Ended December 31, 2011
Xylem Inc. 3,803 3,202 601 18.8% (264) (111) - 226 7.1%
Water infrastructure 2,416 1,930 486 25.2% (264) (87) 2 137 7.1%
Applied Water 1,444 1,327 117 8.8% - (28) (1) 88 6.6%
Change % Change Change % Change
Revenue Revenue 2010 v. 2009 2010 v. 2009 FX Contribution Eliminations Adj. 2010 v. 2009 Adj. 2010 v. 2009
2010 2009
Year Ended December 31, 2010
Xylem Inc. 3,202 2,849 353 12.4% (263) 6 - 96 3.4%
Water Infrastructure 1,930 1,651 279 16.9% (247) (8) - 24 1.5%
Applied Water 1,327 1,254 73 5.8% (16) 16 - 73 5.8%
Change % Change Change % Change
Revenue Revenue 2009 v. 2008 2009 v. 2008 FX Contribution Eliminations Adj. 2009 v. 2008 Adj. 2009 v. 2008
2009 2008
Year Ended December 31, 2009
Xylem Inc. 2,849 3,291 (442) -13.4% (7) 158 - (291) -8.8%
Water infrastructure 1,651 1,824 (173) -9.5% - 108 - (65) -3.6%
Applied Water 1,254 1,527 (273) -17.9% (7) 53 - (227) -14.9%
Acquisitions /
Divestitures
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)
Acquisitions /
Divestitures

Non-GAAP Reconciliation: EBITDA

2011 2010 2009 2008
Pre-Tax Net Income 383                      388                      277                           312
Interest, net 17                        -                      -                            -
Depreciation and Amortization
(1)
150                      101                      79                              72
EBITDA 550                      489                      356                           384
Separation Costs 87                        -                      -                            -
Adjusted EBITDA 637                      489                      356                           384
Revenues 3,803                 3,202                 2,849                        3,291
Adjusted EBITDA Margin 16.7% 15.3% 12.5% 11.7%
Note: (1) Includes share-based compensation.
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA
Years ended 2011, 2010, 2009, & 2008
($ Millions)

Non-GAAP Reconciliation: Earnings Per Share

FY 2009 FY 2010 FY 2011
Net Income 263                  329                  279
Separation costs, net of tax - - 72
Adjusted Net Income before Special Tax Items 263                  329                  351
Special Tax Items (61)                   (43)                   7
Adjusted Net Income 202                  286                  358
Diluted Earnings per Share $1.42 $1.78 $1.50
Separation costs per Share - - $0.39
Adjusted diluted EPS before Special Tax Items $1.42 $1.78 $1.89
Special Tax Items per Share ($0.32) ($0.23) $0.04
Adjusted diluted EPS $1.10 $1.55 $1.93
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
2009, 2010, & 2011
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Projected Adjustments Adjusted
Total Revenue 3,803 3,803 3,803 3,800 3,800
Segment Operating Income 503 29 a 532 (10) d 522 524 25 h,i 549
Segment Operating Margin 13.2% 14.0% 13.7% 13.8% 14.4%
Corporate Expense 108 (58) b 50 18 e 68 66 (11) h 55
Operating Income 395 87 482 (28) 454 458 36 494
Operating Margin 10.4% 12.7% 11.9% 12.1% 13.0%
Interest Expense (17) (17) (39) f (56) (54) (54)
Other Non-Operating Income (Expense) 5 5 5 (2) (2)
Income before Taxes 383 87 470 (67) 403 402 36 438
Provision for Income Taxes (104) (8) c (112) 16 g (96) (99) (10) j (109)
Net Income 279 79 358 (51) 307 303 26 329
Diluted Shares 185.3 185.3 186.3 186.3
Diluted EPS 1.50 $              0.43 $               1.93 $               (0.27) $              1.66 1.63 0.14 1.77
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($10M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($18M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $7M and $11M to be incurred at the segments and headquarters, respectively.
i Restructuring & realignment costs of $18M to be incurred at the segments.
j Tax impact of one time separation, restructuring & realignment costs expected to be incurred in 2012 and tax special items realized through Q2 2012.
Xylem Inc. Non-GAAP Reconciliation
Guidance
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Free Cash Flow

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2011, 2010, 2009, & 2008
($ Millions)
Year Ended
2011 2010 2009 2008
Net Cash - Operating Activities 449 395 370 408
Capital Expenditures (126) (94) (62) (67)
Free Cash Flow, including separation costs 323 301 308 341
Separation Costs (Cash Paid incl. Capex) 65 - - -
Free Cash Flow, excluding separation costs 388 301 308 341
Net Income 279 329 263 224
Separation Costs, net of tax 72 - - -
Adjusted Net Income 351 329 263 224
Free Cash Flow Conversion 111% 91% 117% 152%

Non-GAAP Reconciliation: Adj. Operating Income & Margin

Mid Point Guidance
2008 2009 2010 2011 2012E
Revenue 3,291                 2,849                 3,202                        3,803                        3,800
Operating Income 315                      276                      388                           395                           458
Operating Margin 9.6% 9.7% 12.1% 10.4% 12.1%
Restructuring & Realignment 41                        31                        15                              -                            18
Separation Costs -                      -                      -                            87                              18
Adjusted Operating Income 356                      307                      403                           482                           494
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 13.0%
Standalone Costs -                      -                      -                            5                                28
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           522
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.7%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)